Exhibit 99.1

Contact: Dana Hambly, Vice President, Investor Relations
Phone: (615) 890-9100

NHI Provides Business Update and Declares Second Quarter 2021 Dividend

MURFREESBORO, Tenn.-- (June 3, 2021) -- National Health Investors, Inc. (NYSE:NHI) today provided an update on a deferral agreement with Holiday Retirement (“Holiday”), updated its May and second quarter contractual cash collections, and declared a second quarter dividend.

Holiday Deferral Agreement
NHI has reached an agreement with Holiday that defers rent of $600,000 per month for May, June, and July of 2021. The Company also agreed to release $600,000 per month to be applied to rent for May, June, and July of 2021 from the Holiday security deposit which totaled $10.6 million prior to this deferral agreement. The remaining monthly base rent of $1.7 million will be paid in cash. Deferred payments under this agreement accrue interest at 8% and are expected to be repaid over 18 months commencing January 1, 2022. NHI continues to evaluate actions to optimize the Holiday portfolio which may include further deferrals, asset sales, and lease restructurings.

Collections
NHI collected 87.1% of contractual cash due for May. The remaining balance for the month is comprised of the following: 7.5% in deferrals related to Bickford Senior Living (“Bickford”); 2.3% in deferrals related to Holiday; 2.5% in deferrals, either agreed to or pending, related to two tenants; and 0.6% related to lower forecasted revenue from transitioned properties prior to the start of the pandemic.

For the second quarter through May 2021, NHI collected 86.2% of contractual cash due which reflects the following: 9.3% in deferrals related to Bickford; 1.1% in deferrals related to Holiday; 2.8% in deferrals, either agreed to or pending, related to three tenants; and 0.6% related to lower forecasted revenue from transitioned properties prior to the start of the pandemic. Please see the Company's Form 10-Q for the quarter ended March 31, 2021 for more information regarding rent concessions.

Dividend
NHI has declared a second quarter dividend of $0.90 per share that is payable in cash on August 6, 2021 to common shareholders of record as of June 30, 2021. The second quarter dividend represents an 18.4% reduction from the first quarter dividend of $1.1025 per share. The reduction in the dividend will conserve approximately $28 million in 2021 based on the current share count.

“The NHI Board of Directors is committed to preserving a prudent and conservative capital structure that ensures the Company has sufficient flexibility to manage through the impact of the pandemic and as a result declared a second quarter dividend of $0.90 per share. We believe this action puts NHI in a better position to significantly improve the quality of our real estate portfolio through lease restructurings, asset sales, and accretive acquisitions while still being committed to a sustainable dividend to our shareholders,” said Eric Mendelsohn, President and CEO.

Mr. Mendelsohn concluded, “We have said that we are motivated to use the pandemic to transform NHI into a stronger company. Today’s action is another indication that the transformation is underway. We expect that right-sizing our dividend provides sufficient capacity to assist our operators through the business recovery while maintaining our balance sheet strength and ultimately return to growth.”

About NHI
Incorporated in 1991, National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI’s portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals. For more information, visit www.nhireit.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's, tenants', operators', borrowers’ or managers' expected future financial position, results of operations, cash flows, funds from operations, dividend and dividend plans, financing opportunities and plans, capital market transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as “may,” “will,” “believes,” “anticipates,” “expects,” “intends,” “estimates,” “plans,” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things; the impact of COVID-19 on our tenants, borrowers, economy and the Company; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities, which may fail to achieve the operating results we expect; the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings; risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates would have on our tenants' and borrowers' business; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk that we may not be fully indemnified by our lessees and borrowers against future litigation; the success of our future acquisitions and investments; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the potential need to incur more debt in the future, which may not be available on terms acceptable to us; our ability to meet covenants related to our indebtedness which impose certain operational limitations and a breach of those covenants could materially adversely affect our financial condition and results of operations; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; risks associated with our investments in unconsolidated entities, including our lack of sole decision-making authority and our reliance on the financial condition of other interests; our dependence on revenues derived mainly from fixed rate investments in real estate assets, while a portion of our debt bears interest at variable rates; the risk that our assets may be subject to impairment charges; and our dependence on the ability to continue to qualify for taxation as a real estate investment trust. Many of these factors are beyond the control of the Company and its management. The Company assumes no obligation to update any of the foregoing or any other forward looking statements, except as required by law, and these statements speak only as of the date on which they are made. Investors are urged to carefully review and consider the various disclosures made by NHI in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information disclosed in NHI’s Annual Report on Form 10-K for the most recently ended fiscal year. Copies of these filings are available at no cost on the SEC’s web site at https://www.sec.gov or on NHI’s web site at https://www.nhireit.com.